INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2025
INCOME TAXES
Schedule of income tax expense
	2025	2024
Federal tax statutory rate	21%	21%
Permanent differences	0%	0%
Valuation allowance	(21)%	(21)%
Effective tax rate	0%	0%

Schedule of estimated deferred tax assets and liabilities
	2025	2024
Net operating loss carryforward	$1,037,840	$769,031
Total deferred tax assets	1,037,840	769,031
Valuation allowance	(1,037,840)	(769,031)
Net deferred tax asset	-	-